RYDEX VARIABLE TRUST



          Supplement dated January 18, 2008 to the Rydex Variable Trust
                      Statements of Additional Information
                                dated May 1, 2007


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENTS OF ADDITIONAL INFORMATION (SAIS) REFERENCED ABOVE AND SHOULD BE READ IN CONJUNCTION WITH THE SAIS.


I.       CHANGE OF CONTROL OF ADVISOR EFFECTIVE JANUARY 18, 2008

The purpose of this Supplement is to notify you of the change of control of Rydex Investments (the "Advisor"), the investment adviser to the Rydex family of mutual funds, including each series of Rydex Variable Trust (the "Funds"), that occurred as a result of Security Benefit Corporation's and Security Benefit Life Insurance Company's (together, "Security Benefit") acquisition of the Advisor's parent company, Rydex Holdings, Inc., on January 18, 2008 (the "Acquisition").

II.      CHANGES TO SAI DISCLOSURE

Effective January 18, 2008, the first paragraph under the section entitled, "The Advisory Agreement(s)" in the SAIs is replaced with the following information:

         PADCO Advisors II, Inc., 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, is a registered investment adviser and provides portfolio management services to each Fund pursuant to an advisory contract with the Trust. PADCO Advisors II, Inc. was incorporated in the State of Maryland on July 5, 1994 and, together with PADCO Advisors, Inc., a registered investment adviser under common control, does business under the name Rydex Investments.

         On January 18, 2008, Security Benefit Corporation and Security Benefit Life Insurance Company (together, "Security Benefit") acquired the Advisor, together with several other Rydex entities (the "Acquisition"). As a result, the Advisor is a wholly-owned subsidiary of Rydex Holdings, Inc., which, in turn, is wholly owned by Security Benefit. Security Benefit is a financial services firm that provides a broad variety of retirement plan and other financial products to customers in the advisor, banking, education, government, institutional, and qualified plan markets.

THE ACQUISITION WILL HAVE NO IMPACT ON THE DAY-TO-DAY OPERATIONS OF THE ADVISOR, THE FEES PAYABLE TO THE ADVISOR PURSUANT TO THE FUNDS' INVESTMENT ADVISORY AGREEMENT, OR THE PERSONS RESPONSIBLE FOR THE MANAGEMENT OF THE FUNDS. THUS, THE ACQUISITION SHOULD HAVE NO IMPACT ON THE FUNDS' SHAREHOLDERS.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


VT-1-SUP6-0108x